Exhibit 99.2

Capital One Financial Corporation
Financial Supplement
Fourth Quarter 2015(1)

__________

(1)
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Annual Report on Form 10-K for the period ended December 31, 2015 once it is filed with the Securities and Exchange Commission.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated(1)

						2015 Q4 vs.		Year Ended
(Dollars in millions, except per share data and as noted) (unaudited)	2015	2015	2015	2015	2014	2015	2014			2015 vs.
	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2015	2014	2014
Income Statement
Net interest income	$4,961	$4,760	$4,537	$4,576	$4,656	4%	7%	$18,834	$17,818	6%
Non-interest income	1,233	1,140	1,135	1,071	1,157	8	7	4,579	4,472	2
Total net revenue(2)	6,194	5,900	5,672	5,647	5,813	5	7	23,413	22,290	5
Provision for credit losses	1,380	1,092	1,129	935	1,109	26	24	4,536	3,541	28
Non-interest expense:
Marketing	564	418	387	375	509	35	11	1,744	1,561	12
Amortization of intangibles	103	106	111	110	123	(3)	(16)	430	532	(19)
Operating expenses	2,813	2,636	2,809	2,564	2,652	7	6	10,822	10,087	7
Total non-interest expense	3,480	3,160	3,307	3,049	3,284	10	6	12,996	12,180	7
Income from continuing operations before income taxes	1,334	1,648	1,236	1,663	1,420	(19)	(6)	5,881	6,569	(10)
Income tax provision	426	530	384	529	450	(20)	(5)	1,869	2,146	(13)
Income from continuing operations, net of tax	908	1,118	852	1,134	970	(19)	(6)	4,012	4,423	(9)
Income (loss) from discontinued operations, net of tax(3)	12	(4)	11	19	29	**	(59)	38	5	**
Net income	920	1,114	863	1,153	999	(17)	(8)	4,050	4,428	(9)
Dividends and undistributed earnings allocated to participating securities(4)	(4)	(6)	(4)	(6)	(4)	(33)	—	(20)	(18)	11
Preferred stock dividends(4)	(68)	(29)	(29)	(32)	(21)	134	224	(158)	(67)	136
Net income available to common stockholders	$848	$1,079	$830	$1,115	$974	(21)	(13)	$3,872	$4,343	(11)
Common Share Statistics
Basic earnings per common share:(4)
Net income from continuing operations	$1.58	$2.01	$1.50	$2.00	$1.71	(21)%	(8)%	$7.08	$7.70	(8)%
Income (loss) from discontinued operations	0.02	(0.01)	0.02	0.03	0.05	**	(60)	0.07	0.01	**
Net income per basic common share	$1.60	$2.00	$1.52	$2.03	$1.76	(20)	(9)	$7.15	$7.71	(7)
Diluted earnings per common share:(4)
Net income from continuing operations	$1.56	$1.99	$1.48	$1.97	$1.68	(22)	(7)	$7.00	$7.58	(8)
Income (loss) from discontinued operations	0.02	(0.01)	0.02	0.03	0.05	**	(60)	0.07	0.01	**
Net income per diluted common share(5)	$1.58	$1.98	$1.50	$2.00	$1.73	(20)	(9)	$7.07	$7.59	(7)
Weighted-average common shares outstanding (in millions):
Basic	530.8	540.6	545.6	550.2	554.3	(2)	(4)	541.8	563.1	(4)
Diluted	536.3	546.3	552.0	557.2	561.8	(2)	(5)	548.0	571.9	(4)
Common shares outstanding (period end, in millions)	527.3	534.9	542.5	548.0	553.4	(1)	(5)	527.3	553.4	(5)
Dividends paid per common share	$0.40	$0.40	$0.40	$0.30	$0.30	—	33	$1.50	$1.20	25
Tangible book value per common share (period end)(6)	53.65	54.66	52.74	52.19	50.32	(2)	7	53.65	50.32	7

						2015 Q4 vs.		Year Ended
(Dollars in millions) (unaudited)	2015	2015	2015	2015	2014	2015	2014			2015 vs.
	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2015	2014	2014
Balance Sheet (Period End)
Loans held for investment(7)	$229,851	$213,329	$209,705	$203,978	$208,316	8%	10%	$229,851	$208,316	10%
Interest-earning assets	302,007	283,073	280,137	275,837	277,849	7	9	302,007	277,849	9
Total assets	334,048	313,700	310,510	306,224	308,167	6	8	334,048	308,167	8
Interest-bearing deposits	191,874	187,848	183,657	185,208	180,467	2	6	191,874	180,467	6
Total deposits	217,721	212,903	208,780	210,440	205,548	2	6	217,721	205,548	6
Borrowings	59,115	42,778	45,766	41,029	48,457	38	22	59,115	48,457	22
Common equity	43,990	44,391	43,849	43,908	43,231	(1)	2	43,990	43,231	2
Total stockholders’ equity	47,284	47,685	46,659	45,730	45,053	(1)	5	47,284	45,053	5
Balance Sheet (Average Balances)
Loans held for investment(7)	$220,052	$211,227	$206,337	$205,194	$203,436	4%	8%	$210,745	$197,925	6%
Interest-earning assets	292,054	283,082	276,585	278,427	273,436	3	7	282,581	267,174	6
Total assets	323,354	313,822	307,206	309,401	304,153	3	6	313,474	297,659	5
Interest-bearing deposits	189,885	185,800	183,946	182,998	179,401	2	6	185,677	181,036	3
Total deposits	215,899	210,974	209,143	207,851	205,355	2	5	210,989	205,675	3
Borrowings	48,850	45,070	41,650	46,082	43,479	8	12	45,420	38,882	17
Common equity	45,418	45,407	44,878	44,575	43,895	—	3	45,072	43,055	5
Total stockholders’ equity	48,712	48,456	47,255	46,397	45,576	1	7	47,713	44,268	8

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated(1)

						2015 Q4 vs.				Year Ended
(Dollars in millions except as noted) (unaudited)	2015	2015	2015	2015	2014	2015		2014				2015 vs.
	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2015	2014	2014
Performance Metrics
Net interest income growth (period over period)	4%	5%	(1)%	(2)%	4%	**		**		6%	(2)%	**
Non-interest income growth (period over period)	8	—	6	(7)	1	**		**		2	5	**
Total net revenue growth (period over period)	5	4	—	(3)	3	**		**		5	—	**
Total net revenue margin(8)	8.48	8.34	8.20	8.11	8.50	14	bps	(2	)bps	8.29	8.34	(5	)bps
Net interest margin(9)	6.79	6.73	6.56	6.57	6.81	6		(2)		6.66	6.67	(1)
Return on average assets	1.12	1.43	1.11	1.47	1.28	(31)		(16)		1.28	1.49	(21)
Return on average tangible assets(10)	1.18	1.50	1.17	1.54	1.34	(32)		(16)		1.35	1.57	(22)
Return on average common equity(11)	7.36	9.54	7.30	9.84	8.61	(218)		(125)		8.51	10.08	(157)
Return on average tangible common equity(12)	11.11	14.33	11.06	15.00	13.28	(322)		(217)		12.87	15.79	(292)
Non-interest expense as a percentage of average loans held for investment	6.33	5.98	6.41	5.94	6.46	35		(13)		6.17	6.15	2
Efficiency ratio(13)	56.18	53.56	58.30	53.99	56.49	262		(31)		55.51	54.64	87
Effective income tax rate for continuing operations	31.9	32.2	31.1	31.8	31.7	(30)		20		31.8	32.7	(90)
Employees (in thousands), period end	45.4	46.9	47.5	47.0	46.0	(3)%		(1)%		45.4	46.0	(1)%
Credit Quality Metrics(7)
Allowance for loan and lease losses	$5,130	$4,847	$4,676	$4,405	$4,383	6%		17%		$5,130	$4,383	17%
Allowance as a percentage of loans held for investment	2.23%	2.27%	2.23%	2.16%	2.10%	(4	)bps	13	bps	2.23%	2.10%	13	bps
Net charge-offs	$1,078	$890	$846	$881	$915	21%		18%		$3,695	$3,414	8%
Net charge-off rate(14)	1.96%	1.69%	1.64%	1.72%	1.80%	27	bps	16	bps	1.75%	1.72%	3	bps
30+ day performing delinquency rate	2.69	2.63	2.33	2.32	2.62	6		7		2.69	2.62	7
30+ day delinquency rate	3.00	2.95	2.65	2.58	2.91	5		9		3.00	2.91	9
Capital Ratios(15)
Common equity Tier 1 capital ratio	11.1%	12.1%	12.1%	12.5%	12.5%	(100	)bps	(140	)bps	11.1%	12.5%	(140	)bps
Tier 1 capital ratio	12.3	13.4	13.3	13.2	13.2	(110)		(90)		12.3	13.2	(90)
Total capital ratio	14.6	15.1	15.1	15.1	15.1	(50)		(50)		14.6	15.1	(50)
Tier 1 leverage ratio	10.6	11.1	11.1	10.7	10.8	(50)		(20)		10.6	10.8	(20)
Tangible common equity (“TCE”) ratio(16)	8.9	9.8	9.7	9.8	9.5	(90)		(60)		8.9	9.5	(60)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

	Three Months Ended			2015 Q4 vs.		Year Ended
	2015	2015	2014	2015	2014			2015 vs.
(Dollars in millions, except per share data and as noted) (unaudited)	Q4	Q3	Q4	Q3	Q4	2015	2014	2014
Interest income:
Loans, including loans held for sale	$4,961	$4,753	$4,613	4%	8%	$18,785	$17,662	6%
Investment securities	401	386	405	4	(1)	1,575	1,628	(3)
Other	22	25	27	(12)	(19)	99	107	(7)
Total interest income	5,384	5,164	5,045	4	7	20,459	19,397	5
Interest expense:
Deposits	277	271	269	2	3	1,091	1,088	—
Securitized debt obligations	43	39	36	10	19	151	145	4
Senior and subordinated notes	89	82	73	9	22	330	299	10
Other borrowings	14	12	11	17	27	53	47	13
Total interest expense	423	404	389	5	9	1,625	1,579	3
Net interest income	4,961	4,760	4,656	4	7	18,834	17,818	6
Provision for credit losses	1,380	1,092	1,109	26	24	4,536	3,541	28
Net interest income after provision for credit losses	3,581	3,668	3,547	(2)	1	14,298	14,277	—
Non-interest income:
Service charges and other customer-related fees	426	423	462	1	(8)	1,715	1,867	(8)
Interchange fees, net	617	555	523	11	18	2,235	2,021	11
Net other-than-temporary impairment recognized in earnings	(3)	(5)	(9)	(40)	(67)	(30)	(24)	25
Other	193	167	181	16	7	659	608	8
Total non-interest income	1,233	1,140	1,157	8	7	4,579	4,472	2
Non-interest expense:
Salaries and associate benefits	1,215	1,189	1,179	2	3	4,975	4,593	8
Occupancy and equipment	511	444	474	15	8	1,829	1,745	5
Marketing	564	418	509	35	11	1,744	1,561	12
Professional services	349	313	329	12	6	1,292	1,216	6
Communications and data processing	247	226	203	9	22	883	798	11
Amortization of intangibles	103	106	123	(3)	(16)	430	532	(19)
Other	491	464	467	6	5	1,843	1,735	6
Total non-interest expense	3,480	3,160	3,284	10	6	12,996	12,180	7
Income from continuing operations before income taxes	1,334	1,648	1,420	(19)	(6)	5,881	6,569	(10)
Income tax provision	426	530	450	(20)	(5)	1,869	2,146	(13)
Income from continuing operations, net of tax	908	1,118	970	(19)	(6)	4,012	4,423	(9)
Income (loss) from discontinued operations, net of tax(3)	12	(4)	29	**	(59)	38	5	**
Net income	920	1,114	999	(17)	(8)	4,050	4,428	(9)
Dividends and undistributed earnings allocated to participating securities(4)	(4)	(6)	(4)	(33)	—	(20)	(18)	11
Preferred stock dividends(4)	(68)	(29)	(21)	134	224	(158)	(67)	136
Net income available to common stockholders	$848	$1,079	$974	(21)	(13)	$3,872	$4,343	(11)

	Three Months Ended			2015 Q4 vs.		Year Ended
	2015	2015	2014	2015	2014			2015 vs.
(Dollars in millions, except per share data and as noted) (unaudited)	Q4	Q3	Q4	Q3	Q4	2015	2014	2014
Basic earnings per common share:(4)
Net income from continuing operations	$1.58	$2.01	$1.71	(21)%	(8)%	$7.08	$7.70	(8)%
Income (loss) from discontinued operations	0.02	(0.01)	0.05	**	(60)	0.07	0.01	**
Net income per basic common share	$1.60	$2.00	$1.76	(20)	(9)	$7.15	$7.71	(7)
Diluted earnings per common share:(4)
Net income from continuing operations	$1.56	$1.99	$1.68	(22)	(7)	$7.00	$7.58	(8)
Income (loss) from discontinued operations	0.02	(0.01)	0.05	**	(60)	0.07	0.01	**
Net income per diluted common share(5)	$1.58	$1.98	$1.73	(20)	(9)	$7.07	$7.59	(7)
Weighted average common shares outstanding (in millions):
Basic common shares	530.8	540.6	554.3	(2)	(4)	541.8	563.1	(4)
Diluted common shares	536.3	546.3	561.8	(2)	(5)	548.0	571.9	(4)
Dividends paid per common share	$0.40	$0.40	$0.30	—	33	$1.50	$1.20	25

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets(1)

				December 31, 2015 vs.
(Dollars in millions) (unaudited)	December 31, 2015	September 30, 2015	December 31, 2014	September 30, 2015	December 31, 2014
Assets:
Cash and cash equivalents:
Cash and due from banks	$3,407	$2,701	$3,147	26%	8%
Interest-bearing deposits with banks	4,577	3,952	4,095	16	12
Federal funds sold and securities purchased under agreements to resell	39	184	0	(79)	**
Total cash and cash equivalents	8,023	6,837	7,242	17	11
Restricted cash for securitization investors	1,017	586	234	74	**
Securities available for sale, at fair value	39,061	39,431	39,508	(1)	(1)
Securities held to maturity, at carrying value	24,619	23,711	22,500	4	9
Loans held for investment:(7)
Unsecuritized loans held for investment	196,068	179,748	171,771	9	14
Restricted loans for securitization investors	33,783	33,581	36,545	1	(8)
Total loans held for investment	229,851	213,329	208,316	8	10
Allowance for loan and lease losses	(5,130)	(4,847)	(4,383)	6	17
Net loans held for investment	224,721	208,482	203,933	8	10
Loans held for sale, at lower of cost or fair value	904	566	626	60	44
Premises and equipment, net	3,584	3,629	3,685	(1)	(3)
Interest receivable	1,189	1,101	1,079	8	10
Goodwill	14,480	13,983	13,978	4	4
Other assets	16,450	15,374	15,382	7	7
Total assets	$334,048	$313,700	$308,167	6	8

				December 31, 2015 vs.
(Dollars in millions) (unaudited)	December 31, 2015	September 30, 2015	December 31, 2014	September 30, 2015	December 31, 2014
Liabilities:
Interest payable	$299	$198	$254	51%	18%
Deposits:
Non-interest bearing deposits	25,847	25,055	25,081	3	3
Interest-bearing deposits	191,874	187,848	180,467	2	6
Total deposits	217,721	212,903	205,548	2	6
Securitized debt obligations	16,166	15,656	11,624	3	39
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	981	1,021	880	(4)	11
Senior and subordinated notes	21,837	21,773	18,684	—	17
Other borrowings	20,131	4,328	17,269	**	17
Total other debt	42,949	27,122	36,833	58	17
Other liabilities	9,629	10,136	8,855	(5)	9
Total liabilities	286,764	266,015	263,114	8	9

Stockholders’ equity:
Preferred stock	0	0	0	—	—
Common stock	6	6	6	—	—
Additional paid-in capital, net	29,655	29,594	27,869	—	6
Retained earnings	27,045	26,407	23,973	2	13
Accumulated other comprehensive loss	(616)	(142)	(430)	**	43
Treasury stock, at cost	(8,806)	(8,180)	(6,365)	8	38
Total stockholders’ equity	47,284	47,685	45,053	(1)	5
Total liabilities and stockholders’ equity	$334,048	$313,700	$308,167	6	8

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

**	Not meaningful.

(1)
As of January 1, 2015, we changed our accounting principle from a gross basis of presentation to a net basis, for presenting qualifying derivative assets and liabilities, as well as the related right to reclaim cash collateral or obligation to return cash collateral. Prior period results, excluding regulatory ratios, have been recast to conform to this presentation.

(2)
Total net revenue was reduced by $222 million in Q4 2015, $195 million in Q3 2015, $168 million in Q2 2015, $147 million in Q1 2015 and $165 million in Q4 2014 for the estimated uncollectible amount of billed finance charges and fees.

(3)
Historically, the majority of the (benefit) provision for representation and warranty losses is included net of tax in discontinued operations. The (benefit) provision for mortgage representation and warranty losses included the following activity:

	2015	2015	2015	2015	2014
(Dollars in millions) (unaudited)	Q4	Q3	Q2	Q1	Q4
(Benefit) provision for mortgage representation and warranty losses before income taxes:
Recorded in continuing operations	$(1)	$(7)	$(9)	$1	$(11)
Recorded in discontinued operations	(21)	3	(27)	(19)	(41)
Total (benefit) provision for mortgage representation and warranty losses before income taxes	$(22)	$(4)	$(36)	$(18)	$(52)
The mortgage representation and warranty reserve was $610 million as of December 31, 2015, $632 million as of September 30, 2015 and $731 million as of December 31, 2014.

(4)
Dividends and undistributed earnings allocated to participating securities, earnings per share and preferred stock dividends are computed independently for each period. Accordingly, the sum of each quarter may not agree to the year-to-date total.

(5)
On December 1, 2015, we completed the acquisition of Healthcare Financial Services business of General Electric Capital Corporation (“GE Healthcare acquisition”). In Q4 2015, we recorded charges totaling $72 million associated with (i) closing the acquisition of Healthcare Financial Services business of General Electric Capital Corporation (“GE Healthcare acquisition”) and establishing an initial allowance and reserve related to the loans acquired; (ii) certain planned site closures; and (iii) revisions to the restructuring charges recorded in Q2 2015 to reflect updated information. We recorded a build in the U.K. Payment Protection Insurance customer refund reserve (“U.K. PPI Reserve”) of $69 million in Q3 2015 and $78 million in Q2 2015. In Q2 2015, we also recorded restructuring charges of $147 million for severance and related benefits pursuant to our ongoing benefit programs, as a result of the realignment of our workforce. We report the following non-GAAP financial measures that we believe are helpful for investors to understand the effect of the excluded items on our reported results. The table below presents a reconciliation of our reported results to these non-GAAP financial measures:

	2015 Q4			2015 Q3			2015 Q2			Year Ended December 31, 2015
(Dollars in millions, except per share data) (unaudited)	Pre-Tax Income	Net Income	Diluted EPS	Pre-Tax Income	Net Income	Diluted EPS	Pre-Tax Income	Net Income	Diluted EPS	Pre-Tax Income	Net Income	Diluted EPS
Reported results	$1,334	$920	$1.58	$1,648	$1,114	$1.98	$1,236	$863	$1.50	$5,881	$4,050	$7.07
Adjustments	72	46	0.09	69	69	0.12	225	155	0.28	366	270	0.49
Results excluding adjustments	$1,406	$966	$1.67	$1,717	$1,183	$2.10	$1,461	$1,018	$1.78	$6,247	$4,320	$7.56

(6)
Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See “Table 14: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information on tangible common equity.

(7)
Included in loans held for investment are acquired loans recorded at fair value at acquisition and subsequently accounted for based on estimated cash flows expected to be collected over the life of the loans (under the accounting standard formerly known as “SOP 03-3,” or Accounting Standard Codification 310-30). These include certain of our consumer and commercial loans that were acquired through business acquisitions. The table below presents amounts related to acquired loans accounted for under SOP 03-3:

	2015	2015	2015	2015	2014
(Dollars in millions) (unaudited)	Q4	Q3	Q2	Q1	Q4
Acquired loans accounted for under SOP 03-3:
Period-end unpaid principal balance	$20,434	$20,585	$21,841	$23,248	$24,473
Period-end loans held for investment	19,518	19,743	20,970	22,334	23,500
Average loans held for investment	19,319	20,116	21,440	22,773	23,907

(8)	Calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.

(9)	Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.

(10)
Calculated based on annualized income from continuing operations, net of tax, for the period divided by average tangible assets for the period. Return on average tangible assets is a non-GAAP measure. See “Table 14: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information.

(11)
Calculated based on the annualized sum of (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average common equity for the period. Our calculation of return on average common equity may not be comparable to similarly titled measures reported by other companies.

(12)
Calculated based on the annualized sum of (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average tangible common equity for the period. Return on average tangible common equity is a non-GAAP measure and our calculation may not be comparable to similarly titled measures reported by other companies. See “Table 14: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information.

(13)
Calculated based on total non-interest expense for the period divided by total net revenue for the period. The efficiency ratio, excluding the adjustments discussed above in Footnote 5, was 55.82% for Q4 2015, 52.78% for Q3 2015, 54.63% for Q2 2015 and 54.32% for the year ended December 31, 2015.

(14)	Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.

(15)
Ratios as of the end of Q4 2015 are preliminary and therefore subject to change. See “Table 14: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for information on the calculation of each of these ratios.

(16)
TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 14: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2015 Q4			2015 Q3			2014 Q4
	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)
(Dollars in millions) (unaudited)
Interest-earning assets:
Loans, including loans held for sale	$220,760	$4,961	8.99%	$212,076	$4,753	8.96%	$204,137	$4,613	9.04%
Investment securities	64,444	401	2.49	63,541	386	2.43	62,952	405	2.57
Cash equivalents and other	6,850	22	1.28	7,465	25	1.34	6,347	27	1.70
Total interest-earning assets	$292,054	$5,384	7.37	$283,082	$5,164	7.30	$273,436	$5,045	7.38

Interest-bearing liabilities:
Interest-bearing deposits	$189,885	$277	0.58%	$185,800	$271	0.58%	$179,401	$269	0.60%
Securitized debt obligations	15,993	43	1.08	14,881	39	1.05	11,479	36	1.25
Senior and subordinated notes	21,987	89	1.62	20,806	82	1.58	18,680	73	1.56
Other borrowings and liabilities	11,542	14	0.49	10,114	12	0.47	14,058	11	0.31
Total interest-bearing liabilities	$239,407	$423	0.71	$231,601	$404	0.70	$223,618	$389	0.70
Net interest income/spread		$4,961	6.66		$4,760	6.60		$4,656	6.68
Impact of non-interest bearing funding			0.13			0.13			0.13
Net interest margin			6.79%			6.73%			6.81%

	Year Ended December 31,
	2015			2014
	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)
(Dollars in millions) (unaudited)
Interest-earning assets:
Loans, including loans held for sale	$211,549	$18,785	8.88%	$198,419	$17,662	8.90%
Investment securities	63,738	1,575	2.47	62,547	1,628	2.60
Cash equivalents and other	7,294	99	1.36	6,208	107	1.72
Total interest-earning assets	$282,581	$20,459	7.24	$267,174	$19,397	7.26

Interest-bearing liabilities:
Interest-bearing deposits	$185,677	$1,091	0.59%	$181,036	$1,088	0.60%
Securitized debt obligations	13,929	151	1.08	10,686	145	1.36
Senior and subordinated notes	20,935	330	1.58	16,543	299	1.81
Other borrowings and liabilities	11,297	53	0.47	12,325	47	0.38
Total interest-bearing liabilities	$231,838	$1,625	0.70	$220,590	$1,579	0.72
Net interest income/spread		$18,834	6.54		$17,818	6.54
Impact of non-interest bearing funding			0.12			0.13
Net interest margin			6.66%			6.67%
__________

(1)	Interest income and interest expense and the calculation of average yields on interest-earning assets and average rates on interest-bearing liabilities include the impact of hedge accounting.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics

						2015 Q4 vs.				Year Ended
(Dollars in millions) (unaudited)	2015 Q4	2015 Q3	2015 Q2	2015 Q1	2014 Q4	2015 Q3		2014 Q4		2015	2014	2015 vs. 2014
Loans Held For Investment (Period End)
Credit card:
Domestic credit card	$87,939	$82,178	$78,984	$74,131	$77,704	7%		13%		$87,939	$77,704	13%
International credit card	8,186	7,957	8,219	7,623	8,172	3		—		8,186	8,172	—
Total credit card	96,125	90,135	87,203	81,754	85,876	7		12		96,125	85,876	12
Consumer banking:
Auto	41,549	41,052	39,991	38,937	37,824	1		10		41,549	37,824	10
Home loan	25,227	26,340	27,595	28,905	30,035	(4)		(16)		25,227	30,035	(16)
Retail banking	3,596	3,598	3,590	3,537	3,580	—		—		3,596	3,580	—
Total consumer banking	70,372	70,990	71,176	71,379	71,439	(1)		(1)		70,372	71,439	(1)
Commercial banking:
Commercial and multifamily real estate	25,518	23,585	22,886	22,831	23,137	8		10		25,518	23,137	10
Commercial and industrial	37,135	27,873	27,660	27,172	26,972	33		38		37,135	26,972	38
Total commercial lending	62,653	51,458	50,546	50,003	50,109	22		25		62,653	50,109	25
Small-ticket commercial real estate	613	654	685	738	781	(6)		(22)		613	781	(22)
Total commercial banking	63,266	52,112	51,231	50,741	50,890	21		24		63,266	50,890	24
Other loans	88	92	95	104	111	(4)		(21)		88	111	(21)
Total loans held for investment	$229,851	$213,329	$209,705	$203,978	$208,316	8		10		$229,851	$208,316	10
Loans Held For Investment (Average)
Credit card:
Domestic credit card	$83,760	$80,402	$75,924	$74,770	$74,026	4%		13%		$78,743	$71,262	10%
International credit card	8,127	8,048	7,977	7,811	7,714	1		5		7,992	7,684	4
Total credit card	91,887	88,450	83,901	82,581	81,740	4		12		86,735	78,946	10
Consumer banking:
Auto	41,333	40,560	39,546	38,387	37,072	2		11		39,967	34,769	15
Home loan	25,776	26,934	28,251	29,493	30,604	(4)		(16)		27,601	32,589	(15)
Retail banking	3,595	3,603	3,570	3,561	3,578	—		—		3,582	3,606	(1)
Total consumer banking	70,704	71,097	71,367	71,441	71,254	(1)		(1)		71,150	70,964	—
Commercial banking:
Commercial and multifamily real estate	25,613	23,305	22,853	23,120	23,129	10		11		23,728	22,003	8
Commercial and industrial	31,132	27,620	27,414	27,190	26,409	13		18		28,349	25,028	13
Total commercial lending	56,745	50,925	50,267	50,310	49,538	11		15		52,077	47,031	11
Small-ticket commercial real estate	634	667	709	760	801	(5)		(21)		692	868	(20)
Total commercial banking	57,379	51,592	50,976	51,070	50,339	11		14		52,769	47,899	10
Other loans	82	88	93	102	103	(7)		(20)		91	116	(22)
Total average loans held for investment	$220,052	$211,227	$206,337	$205,194	$203,436	4		8		$210,745	$197,925	6
Net Charge-Off (Recovery) Rates
Credit card:
Domestic credit card	3.75%	3.08%	3.42%	3.55%	3.39%	67	bps	36	bps	3.45%	3.43%	2	bps
International credit card	2.76	1.80	2.65	2.80	3.34	96		(58)		2.50	3.69	(119)
Total credit card	3.66	2.96	3.35	3.48	3.38	70		28		3.36	3.46	(10)

						2015 Q4 vs.				Year Ended
(Dollars in millions) (unaudited)	2015 Q4	2015 Q3	2015 Q2	2015 Q1	2014 Q4	2015 Q3		2014 Q4		2015	2014	2015 vs. 2014
Consumer banking:
Auto	2.10%	1.85%	1.22%	1.55%	2.14%	25	bps	(4	)bps	1.69%	1.78%	(9	)bps
Home loan	0.05	0.01	0.04	0.03	0.07	4		(2)		0.03	0.05	(2)
Retail banking	1.43	1.53	1.39	0.96	1.28	(10)		15		1.33	1.07	26
Total consumer banking	1.32	1.14	0.76	0.89	1.20	18		12		1.03	0.95	8
Commercial banking:
Commercial and multifamily real estate	(0.03)	(0.15)	(0.04)	(0.03)	0.01	12		**		(0.06)	(0.02)	(4)
Commercial and industrial	0.07	0.61	0.13	0.05	0.10	(54)		(3)		0.21	0.04	17
Total commercial lending	0.02	0.26	0.05	0.01	0.06	(24)		(4)		0.09	0.01	8
Small-ticket commercial real estate	0.34	0.50	0.15	0.47	0.80	(16)		(46)		0.36	0.52	(16)
Total commercial banking	0.03	0.26	0.05	0.02	0.07	(23)		(4)		0.09	0.02	7
Other loans	(2.53)	(5.50)	(0.79)	1.56	0.47	297		**		(1.66)	0.36	**
Total net charge-offs	1.96	1.69	1.64	1.72	1.80	27		16		1.75	1.72	3
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	3.39%	3.28%	2.84%	2.92%	3.27%	11	bps	12	bps	3.39%	3.27%	12	bps
International credit card	2.98	2.81	2.65	2.81	2.94	17		4		2.98	2.94	4
Total credit card	3.36	3.24	2.82	2.91	3.24	12		12		3.36	3.24	12
Consumer banking:
Auto	6.69	6.10	5.58	5.21	6.57	59		12		6.69	6.57	12
Home loan	0.16	0.18	0.17	0.18	0.21	(2)		(5)		0.16	0.21	(5)
Retail banking	0.76	0.62	0.66	0.60	0.64	14		12		0.76	0.64	12
Total consumer banking	4.05	3.62	3.24	2.95	3.60	43		45		4.05	3.60	45
Nonperforming Loans and Nonperforming Assets Rates(1)(2)
Credit card:
International credit card	0.65%	0.77%	0.83%	0.84%	0.86%	(12	)bps	(21	)bps	0.65%	0.86%	(21	)bps
Total credit card	0.06	0.07	0.08	0.08	0.08	(1)		(2)		0.06	0.08	(2)
Consumer banking:
Auto	0.53	0.49	0.40	0.31	0.52	4		1		0.53	0.52	1
Home loan	1.24	1.18	1.13	1.16	1.10	6		14		1.24	1.10	14
Retail banking	0.77	0.74	0.79	0.71	0.61	3		16		0.77	0.61	16
Total consumer banking	0.80	0.76	0.70	0.67	0.77	4		3		0.80	0.77	3
Commercial banking:
Commercial and multifamily real estate	0.03	0.03	0.12	0.18	0.27	—		(24)		0.03	0.27	(24)
Commercial and industrial	1.45	1.58	1.56	0.39	0.39	(13)		106		1.45	0.39	106
Total commercial lending	0.87	0.87	0.91	0.29	0.33	—		54		0.87	0.33	54
Small-ticket commercial real estate	0.83	0.65	0.47	1.62	0.96	18		(13)		0.83	0.96	(13)
Total commercial banking	0.87	0.87	0.90	0.31	0.34	—		53		0.87	0.34	53
Other loans	12.35	12.10	10.68	13.33	13.37	25		(102)		12.35	13.37	(102)
Total nonperforming loans	0.51	0.50	0.50	0.35	0.39	1		12		0.51	0.39	12
Total nonperforming assets	0.65	0.64	0.64	0.50	0.54	1		11		0.65	0.54	11

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Financial Summary—Business Segment Results

	Three Months Ended December 31, 2015					Year Ended December 31, 2015
(Dollars in millions) (unaudited)	Total	Credit Card	Consumer Banking	Commercial Banking	Other	Total	Credit Card	Consumer Banking	Commercial Banking	Other
Net interest income	$4,961	$2,996	$1,434	$484	$47	$18,834	$11,161	$5,755	$1,865	$53
Non-interest income	1,233	902	182	142	7	4,579	3,421	710	487	(39)
Total net revenue(3)	6,194	3,898	1,616	626	54	23,413	14,582	6,465	2,352	14
Provision (benefit) for credit losses	1,380	1,022	240	118	—	4,536	3,417	819	302	(2)
Non-interest expense	3,480	2,021	1,057	342	60	12,996	7,502	4,026	1,156	312
Income (loss) from continuing operations before income taxes	1,334	855	319	166	(6)	5,881	3,663	1,620	894	(296)
Income tax provision (benefit)	426	302	115	60	(51)	1,869	1,309	586	324	(350)
Income from continuing operations, net of tax	$908	$553	$204	$106	$45	$4,012	$2,354	$1,034	$570	$54

	Three Months Ended September 30, 2015
(Dollars in millions) (unaudited)	Total	Credit Card	Consumer Banking	Commercial Banking	Other
Net interest income (expense)	$4,760	$2,866	$1,443	$454	$(3)
Non-interest income	1,140	858	174	108	—
Total net revenue (loss)(3)	5,900	3,724	1,617	562	(3)
Provision (benefit) for credit losses	1,092	831	188	75	(2)
Non-interest expense	3,160	1,848	1,001	272	39
Income (loss) from continuing operations before income taxes	1,648	1,045	428	215	(40)
Income tax provision (benefit)	530	375	155	78	(78)
Income from continuing operations, net of tax	$1,118	$670	$273	$137	$38

	Three Months Ended December 31, 2014					Year Ended December 31, 2014
(Dollars in millions) (unaudited)	Total	Credit Card	Consumer Banking	Commercial Banking	Other	Total	Credit Card	Consumer Banking	Commercial Banking	Other
Net interest income	$4,656	$2,697	$1,459	$455	$45	$17,818	$10,310	$5,748	$1,751	$9
Non-interest income	1,157	841	185	132	(1)	4,472	3,311	684	450	27
Total net revenue(3)	5,813	3,538	1,644	587	44	22,290	13,621	6,432	2,201	36
Provision (benefit) for credit losses	1,109	856	222	32	(1)	3,541	2,750	703	93	(5)
Non-interest expense	3,284	1,888	1,045	293	58	12,180	7,063	3,869	1,083	165
Income (loss) from continuing operations before income taxes	1,420	794	377	262	(13)	6,569	3,808	1,860	1,025	(124)
Income tax provision (benefit)	450	275	135	93	(53)	2,146	1,329	665	366	(214)
Income from continuing operations, net of tax	$970	$519	$242	$169	$40	$4,423	$2,479	$1,195	$659	$90

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial & Statistical Summary—Credit Card Business

						2015 Q4 vs.				Year Ended
	2015	2015	2015	2015	2014	2015		2014				2015 vs.
(Dollars in millions) (unaudited)	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2015	2014	2014
Credit Card(4)
Earnings:
Net interest income	$2,996	$2,866	$2,633	$2,666	$2,697	5%		11%		$11,161	$10,310	8%
Non-interest income	902	858	845	816	841	5		7		3,421	3,311	3
Total net revenue	3,898	3,724	3,478	3,482	3,538	5		10		14,582	13,621	7
Provision for credit losses	1,022	831	895	669	856	23		19		3,417	2,750	24
Non-interest expense	2,021	1,848	1,857	1,776	1,888	9		7		7,502	7,063	6
Income from continuing operations before income taxes	855	1,045	726	1,037	794	(18)		8		3,663	3,808	(4)
Income tax provision	302	375	263	369	275	(19)		10		1,309	1,329	(2)
Income from continuing operations, net of tax	$553	$670	$463	$668	$519	(17)		7		$2,354	$2,479	(5)
Selected performance metrics:
Period-end loans held for investment	$96,125	$90,135	$87,203	$81,754	$85,876	7%		12%		$96,125	$85,876	12%
Average loans held for investment	91,887	88,450	83,901	82,581	81,740	4		12		86,735	78,946	10
Average yield on loans held for investment(5)	14.45%	14.39%	13.98%	14.30%	14.61%	6	bps	(16	)bps	14.28%	14.48%	(20	)bps
Total net revenue margin(6)	16.97	16.84	16.58	16.87	17.31	13		(34)		16.81	17.25	(44)
Net charge-off rate	3.66	2.96	3.35	3.48	3.38	70		28		3.36	3.46	(10)
30+ day performing delinquency rate	3.36	3.24	2.82	2.91	3.24	12		12		3.36	3.24	12
30+ day delinquency rate	3.40	3.29	2.88	2.97	3.30	11		10		3.40	3.30	10
Nonperforming loan rate(1)	0.06	0.07	0.08	0.08	0.08	(1)		(2)		0.06	0.08	(2)
Card loan premium amortization and other intangible accretion(7)	$5	$5	$7	$11	$11	—		(55)%		$28	$97	(71)%
PCCR intangible amortization	74	78	80	84	87	(5)%		(15)		316	369	(14)
Purchase volume(8)	75,350	69,875	68,559	57,383	63,484	8		19		271,167	224,750	21

						2015 Q4 vs.				Year Ended
	2015	2015	2015	2015	2014	2015		2014				2015 vs.
(Dollars in millions) (unaudited)	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2015	2014	2014
Domestic Card
Earnings:
Net interest income	$2,718	$2,613	$2,395	$2,421	$2,432	4%		12%		$10,147	$9,241	10%
Non-interest income	830	814	796	743	768	2		8		3,183	3,001	6
Total net revenue	3,548	3,427	3,191	3,164	3,200	4		11		13,330	12,242	9
Provision for credit losses	945	796	853	610	765	19		24		3,204	2,493	29
Non-interest expense	1,796	1,630	1,621	1,580	1,676	10		7		6,627	6,264	6
Income from continuing operations before income taxes	807	1,001	717	974	759	(19)		6		3,499	3,485	—
Income tax provision	293	362	259	353	272	(19)		8		1,267	1,246	2
Income from continuing operations, net of tax	$514	$639	$458	$621	$487	(20)		6		$2,232	$2,239	—
Selected performance metrics:
Period-end loans held for investment	$87,939	$82,178	$78,984	$74,131	$77,704	7%		13%		$87,939	$77,704	13%
Average loans held for investment	83,760	80,402	75,924	74,770	74,026	4		13		78,743	71,262	10
Average yield on loans held for investment(5)	14.31%	14.35%	13.95%	14.23%	14.43%	(4	)bps	(12	)bps	14.21%	14.26%	(5	)bps
Total net revenue margin(6)	16.95	17.05	16.81	16.93	17.29	(10)		(34)		16.93	17.18	(25)
Net charge-off rate	3.75	3.08	3.42	3.55	3.39	67		36		3.45	3.43	2
30+ day performing delinquency rate	3.39	3.28	2.84	2.92	3.27	11		12		3.39	3.27	12
30+ day delinquency rate	3.39	3.28	2.84	2.92	3.27	11		12		3.39	3.27	12
Purchase volume(8)	$68,740	$63,777	$62,198	$52,025	$58,234	8%		18%		$246,740	$208,716	18%
International Card(4)
Earnings:
Net interest income	$278	$253	$238	$245	$265	10%		5%		$1,014	$1,069	(5)%
Non-interest income	72	44	49	73	73	64		(1)		238	310	(23)
Total net revenue	350	297	287	318	338	18		4		1,252	1,379	(9)
Provision for credit losses	77	35	42	59	91	120		(15)		213	257	(17)
Non-interest expense	225	218	236	196	212	3		6		875	799	10
Income from continuing operations before income taxes	48	44	9	63	35	9		37		164	323	(49)
Income tax provision	9	13	4	16	3	(31)		200		42	83	(49)
Income from continuing operations, net of tax	$39	$31	$5	$47	$32	26		22		$122	$240	(49)
Selected performance metrics:
Period-end loans held for investment	$8,186	$7,957	$8,219	$7,623	$8,172	3%		—		$8,186	$8,172	—
Average loans held for investment	8,127	8,048	7,977	7,811	7,714	1		5%		7,992	7,684	4%
Average yield on loans held for investment(5)	15.96%	14.88%	14.29%	14.93%	16.31%	108	bps	(35	)bps	15.02%	16.53%	(151	)bps
Total net revenue margin(6)	17.21	14.77	14.36	16.31	17.55	244		(34)		15.66	17.95	(229)
Net charge-off rate	2.76	1.80	2.65	2.80	3.34	96		(58)		2.50	3.69	(119)
30+ day performing delinquency rate	2.98	2.81	2.65	2.81	2.94	17		4		2.98	2.94	4
30+ day delinquency rate	3.46	3.39	3.29	3.44	3.60	7		(14)		3.46	3.60	(14)
Nonperforming loan rate(1)	0.65	0.77	0.83	0.84	0.86	(12)		(21)		0.65	0.86	(21)
Purchase volume(8)	$6,610	$6,098	$6,361	$5,358	$5,250	8%		26%		$24,427	$16,034	52%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Consumer Banking Business

						2015 Q4 vs.				Year Ended
	2015	2015	2015	2015	2014	2015		2014				2015 vs.
(Dollars in millions) (unaudited)	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2015	2014	2014
Consumer Banking
Earnings:
Net interest income	$1,434	$1,443	$1,444	$1,434	$1,459	(1)%		(2)%		$5,755	$5,748	—
Non-interest income	182	174	196	158	185	5		(2)		710	684	4%
Total net revenue	1,616	1,617	1,640	1,592	1,644	—		(2)		6,465	6,432	1
Provision for credit losses	240	188	185	206	222	28		8		819	703	17
Non-interest expense	1,057	1,001	998	970	1,045	6		1		4,026	3,869	4
Income from continuing operations before income taxes	319	428	457	416	377	(25)		(15)		1,620	1,860	(13)
Income tax provision	115	155	166	150	135	(26)		(15)		586	665	(12)
Income from continuing operations, net of tax	$204	$273	$291	$266	$242	(25)		(16)		$1,034	$1,195	(13)
Selected performance metrics:
Period-end loans held for investment	$70,372	$70,990	$71,176	$71,379	$71,439	(1)%		(1)%		$70,372	$71,439	(1)%
Average loans held for investment	70,704	71,097	71,367	71,441	71,254	(1)		(1)		71,150	70,964	—
Average yield on loans held for investment(5)	6.25%	6.25%	6.27%	6.26%	6.45%	—		(20	)bps	6.26%	6.26%	—
Auto loan originations	$4,977	$5,590	$5,433	$5,185	$5,390	(11)%		(8)%		$21,185	$20,903	1%
Period-end deposits	172,702	170,866	170,321	172,502	168,078	1		3		172,702	168,078	3
Average deposits	171,521	170,816	171,076	169,593	167,727	—		2		170,757	168,623	1
Average deposit interest rate	0.54%	0.56%	0.57%	0.57%	0.57%	(2	)bps	(3	)bps	0.56%	0.57%	(1	)bps
Core deposit intangible amortization	$17	$19	$21	$22	$24	(11)%		(29)%		$79	$108	(27)%
Net charge-off rate	1.32%	1.14%	0.76%	0.89%	1.20%	18	bps	12	bps	1.03%	0.95%	8	bps
30+ day performing delinquency rate	4.05	3.62	3.24	2.95	3.60	43		45		4.05	3.60	45
30+ day delinquency rate	4.67	4.22	3.80	3.46	4.23	45		44		4.67	4.23	44
Nonperforming loan rate(1)	0.80	0.76	0.70	0.67	0.77	4		3		0.80	0.77	3
Nonperforming asset rate(2)	1.10	1.05	0.98	0.95	1.06	5		4		1.10	1.06	4

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Commercial Banking Business

						2015 Q4 vs.				Year Ended
	2015	2015	2015	2015	2014	2015		2014				2015 vs.
(Dollars in millions) (unaudited)	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2015	2014	2014
Commercial Banking
Earnings:
Net interest income	$484	$454	$466	$461	$455	7%		6%		$1,865	$1,751	7%
Non-interest income	142	108	123	114	132	31		8		487	450	8
Total net revenue(3)	626	562	589	575	587	11		7		2,352	2,201	7
Provision for credit losses	118	75	49	60	32	57		269		302	93	225
Non-interest expense	342	272	270	272	293	26		17		1,156	1,083	7
Income from continuing operations before income taxes	166	215	270	243	262	(23)		(37)		894	1,025	(13)
Income tax provision	60	78	98	88	93	(23)		(35)		324	366	(11)
Income from continuing operations, net of tax	$106	$137	$172	$155	$169	(23)		(37)		$570	$659	(14)
Selected performance metrics:
Period-end loans held for investment	$63,266	$52,112	$51,231	$50,741	$50,890	21%		24%		$63,266	$50,890	24%
Average loans held for investment	57,379	51,592	50,976	51,070	50,339	11		14		52,769	47,899	10
Average yield on loans held for investment(3)(5)	3.18%	3.21%	3.26%	3.22%	3.33%	(3	)bps	(15	)bps	3.21%	3.42%	(21	)bps
Period-end deposits	$34,257	$32,751	$32,909	$32,575	$31,954	5%		7%		$34,257	$31,954	7%
Average deposits	33,797	32,806	32,778	32,845	32,363	3		4		33,058	31,752	4
Average deposit interest rate	0.26%	0.25%	0.25%	0.24%	0.24%	1	bps	2	bps	0.25%	0.24%	1	bps
Core deposit intangible amortization	$4	$3	$4	$4	$5	33%		(20)%		$15	$21	(29)%
Net charge-off rate	0.03%	0.26%	0.05%	0.02%	0.07%	(23	)bps	(4	)bps	0.09%	0.02%	7	bps
Nonperforming loan rate(1)(10)	0.87	0.87	0.90	0.31	0.34	—		53		0.87	0.34	53
Nonperforming asset rate(2)(10)	0.87	0.87	0.91	0.31	0.36	—		51		0.87	0.36	51
Risk category:(9)(10)
Noncriticized	$60,701	$49,934	$49,001	$48,938	$49,284	22%		23%		$60,701	$49,284	23%
Criticized performing	2,015	1,725	1,767	1,645	1,431	17		41		2,015	1,431	41
Criticized nonperforming	550	453	463	158	175	21		**		550	175	**
Total commercial loans	$63,266	$52,112	$51,231	$50,741	$50,890	21		24		$63,266	$50,890	24
Risk category as a percentage of period-end commercial loans held for investment:(10)
Noncriticized	95.9%	95.8%	95.7%	96.5%	96.9%	10	bps	(100	)bps	95.9%	96.9%	(100	)bps
Criticized performing	3.2	3.3	3.4	3.2	2.8	(10)		40		3.2	2.8	40
Criticized nonperforming	0.9	0.9	0.9	0.3	0.3	—		60		0.9	0.3	60
Total commercial loans	100.0%	100.0%	100.0%	100.0%	100.0%					100.0%	100.0%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Other and Total

						2015 Q4 vs.		Year Ended
	2015	2015	2015	2015	2014	2015	2014			2015 vs.
(Dollars in millions) (unaudited)	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2015	2014	2014
Other
Earnings:
Net interest income (expense)	$47	$(3)	$(6)	$15	$45	**	4%	$53	$9	**
Non-interest income	7	—	(29)	(17)	(1)	**	**	(39)	27	**
Total net revenue (loss)(3)	54	(3)	(35)	(2)	44	**	23	14	36	(61)%
Benefit for credit losses	—	(2)	—	—	(1)	**	**	(2)	(5)	(60)
Non-interest expense(11)	60	39	182	31	58	54%	3	312	165	89
Loss from continuing operations before income taxes	(6)	(40)	(217)	(33)	(13)	(85)	(54)	(296)	(124)	139
Income tax benefit	(51)	(78)	(143)	(78)	(53)	(35)	(4)	(350)	(214)	64
Income (loss) from continuing operations, net of tax	$45	$38	$(74)	$45	$40	18	13	$54	$90	(40)
Selected performance metrics:
Period-end loans held for investment	$88	$92	$95	$104	$111	(4)%	(21)%	$88	$111	(21)%
Average loans held for investment	82	88	93	102	103	(7)	(20)	91	116	(22)
Period-end deposits	10,762	9,286	5,550	5,363	5,516	16	95	10,762	5,516	95
Average deposits	10,581	7,352	5,289	5,413	5,265	44	101	7,174	5,300	35
Total
Earnings:
Net interest income	$4,961	$4,760	$4,537	$4,576	$4,656	4%	7%	$18,834	$17,818	6%
Non-interest income	1,233	1,140	1,135	1,071	1,157	8	7	4,579	4,472	2
Total net revenue	6,194	5,900	5,672	5,647	5,813	5	7	23,413	22,290	5
Provision for credit losses	1,380	1,092	1,129	935	1,109	26	24	4,536	3,541	28
Non-interest expense	3,480	3,160	3,307	3,049	3,284	10	6	12,996	12,180	7
Income from continuing operations before income taxes	1,334	1,648	1,236	1,663	1,420	(19)	(6)	5,881	6,569	(10)
Income tax provision	426	530	384	529	450	(20)	(5)	1,869	2,146	(13)
Income from continuing operations, net of tax	$908	$1,118	$852	$1,134	$970	(19)	(6)	$4,012	$4,423	(9)
Selected performance metrics:
Period-end loans held for investment	$229,851	$213,329	$209,705	$203,978	$208,316	8%	10%	$229,851	$208,316	10%
Average loans held for investment	220,052	211,227	206,337	205,194	203,436	4	8	210,745	197,925	6
Period-end deposits	217,721	212,903	208,780	210,440	205,548	2	6	217,721	205,548	6
Average deposits	215,899	210,974	209,143	207,851	205,355	2	5	210,989	205,675	3

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Notes to Loan and Business Segments Disclosures (Tables 7—12)

**	Not meaningful.

(1)	The nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment.

(2)
Nonperforming assets consist of nonperforming loans, real estate owned (“REO”) and other foreclosed assets. The nonperforming asset rates are calculated based on nonperforming assets for each category divided by the combined period-end total of loans held for investment, REO and other foreclosed assets for each respective category. Calculation of nonperforming assets rates for our Consumer Banking and Commercial Banking businesses are adjusted to exclude the impact of acquired REO.

(3)
Some of our tax-related commercial investments generate tax-exempt income or tax credits. Accordingly, we make certain reclassifications within our Commercial Banking business results to present revenues and yields on a taxable-equivalent basis, calculated assuming an effective tax rate approximately equal to our federal statutory tax rate of 35% with offsetting reclassifications within the Other category.

(4)	Includes a build in our U.K. PPI Reserve in Q3 2015 and Q2 2015, which impacted both revenue and non-interest expense within our International Card business.

(5)
Calculated based on annualized interest income for the period divided by average loans held for investment during the period for the specified loan category. Annualized interest income excludes various allocations including funds transfer pricing that assigns certain balance sheet assets, deposits and other liabilities and their related revenue and expenses attributable to each business segment.

(6)	Calculated based on annualized total net revenue for the period divided by average loans held for investment during the period for the specified loan category.

(7)
Represents the net reduction in interest income attributable to non-SOP 03-3 card loan premium amortization and other intangible accretion associated with the May 2012 transaction in which we acquired substantially all of HSBC’s credit card and private-label credit card business in the United States.

(8)	Includes credit card purchase transactions, net of returns for loans classified as held for investment and held for sale. Excludes cash advance and balance transfer transactions.

(9)	Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.

(10)
The GE Healthcare acquisition included $835 million of acquired loans that are being accounted for under ASC 310-30 (formerly “SOP 03-3”) due to their deterioration in credit quality since origination. Because we expect to collect all of our recorded investments in these loans, they are classified and presented as performing and noncriticized in these tables. From a managed perspective, we evaluate loans based on their actual risk ratings, and accordingly we are also including our nonperforming and criticized ratios measured on that basis. Were these SOP 03-3 loans to be classified based on their risk ratings, both our nonperforming loan rate and nonperforming asset rate for Commercial Banking in Q4 2015 would be 0.93%; our Criticized performing balance and percentage would increase to $2.8 billion and 4.45%, respectively; Criticized nonperforming balance and percentage would increase to $587 million and 0.93%, respectively, with corresponding decreases to the balance and percentage of our Noncriticized category.

(11)	Includes restructuring charges for employee severance and related benefits pursuant to our ongoing benefit programs.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures(1)

	Basel III Standardized Approach
(Dollars in millions) (unaudited)	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Regulatory Capital Metrics
Common equity Tier 1 capital	$29,544	$30,109	$29,804	$29,671	$29,534
Tier 1 capital	32,838	33,402	32,614	31,493	31,355
Total capital(2)	38,846	37,694	37,115	35,878	35,879
Risk-weighted assets(3)	266,408	249,081	246,106	238,011	236,944
Average assets for the leverage ratio	309,037	300,010	293,291	295,556	291,243
Capital Ratios
Common equity Tier 1 capital ratio(4)	11.1%	12.1%	12.1%	12.5%	12.5%
Tier 1 capital ratio(5)	12.3	13.4	13.3	13.2	13.2
Total capital ratio(6)	14.6	15.1	15.1	15.1	15.1
Tier 1 leverage ratio(7)	10.6	11.1	11.1	10.7	10.8
Tangible common equity (“TCE”) ratio(8)	8.9	9.8	9.7	9.8	9.5
Reconciliation of Non-GAAP Measures
We report certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-GAAP measures include tangible common equity (“TCE”) and tangible assets. The tables below provide the details of the calculation of our non-GAAP capital measures and regulatory capital. While our non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

	2015	2015	2015	2015	2014
(Dollars in millions) (unaudited)	Q4	Q3	Q2	Q1	Q4
Tangible Common Equity (Period End)
Stockholders’ equity	$47,284	$47,685	$46,659	$45,730	$45,053
Goodwill and intangible assets(9)	(15,701)	(15,153)	(15,240)	(15,307)	(15,383)
Noncumulative perpetual preferred stock(10)	(3,294)	(3,294)	(2,810)	(1,822)	(1,822)
Tangible common equity	$28,289	$29,238	$28,609	$28,601	$27,848
Tangible Common Equity (Average)
Average stockholders’ equity	$48,712	$48,456	$47,255	$46,397	$45,576
Average goodwill and intangible assets(9)	(15,316)	(15,183)	(15,256)	(15,339)	(15,437)
Average noncumulative perpetual preferred stock(10)	(3,294)	(3,049)	(2,377)	(1,822)	(1,681)
Average tangible common equity	$30,102	$30,224	$29,622	$29,236	$28,458

	2015	2015	2015	2015	2014
(Dollars in millions) (unaudited)	Q4	Q3	Q2	Q1	Q4
Tangible Assets (Period End)
Total assets(11)	$334,048	$313,700	$310,510	$306,224	$308,167
Goodwill and intangible assets(9)	(15,701)	(15,153)	(15,240)	(15,307)	(15,383)
Tangible assets(11)	$318,347	$298,547	$295,270	$290,917	$292,784
Tangible Assets (Average)
Average total assets(11)	$323,354	$313,822	$307,206	$309,401	$304,153
Average goodwill and intangible assets(9)	(15,316)	(15,183)	(15,256)	(15,339)	(15,437)
Average tangible assets(11)	$308,038	$298,639	$291,950	$294,062	$288,716
Common Equity Tier 1 Capital Ratio Under Basel III Standardized Approach

(Dollars in millions) (unaudited)	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Common equity excluding AOCI	$44,606	$44,533	$44,246	$44,120	$43,661
Adjustments:
AOCI(12)(13)	(254)	75	(128)	(26)	(69)
Goodwill(9)	(14,296)	(13,805)	(13,809)	(13,801)	(13,805)
Intangible assets(9)(13)	(393)	(374)	(413)	(450)	(243)
Other	(119)	(320)	(92)	(172)	(10)
Common equity Tier 1 capital	$29,544	$30,109	$29,804	$29,671	$29,534
Risk-weighted assets(3)	$266,408	$249,081	$246,106	$238,011	$236,944
Common equity Tier 1 capital ratio(4)	11.1%	12.1%	12.1%	12.5%	12.5%
__________

(1)	Regulatory capital metrics and capital ratios as of the end of Q4 2015 are preliminary and therefore subject to change.

(2)	Total capital equals the sum of Tier 1 capital and Tier 2 capital.

(3)
As of January 1, 2015, risk-weighted assets are calculated under the Basel III Standardized Approach, subject to transition provisions. Prior to January 1, 2015 risk-weighted assets were calculated under Basel I.

(4)	Common equity Tier 1 capital ratio is a regulatory measure calculated based on Common equity Tier 1 capital divided by risk-weighted assets.

(5)	Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.

(6)	Total capital ratio is a regulatory capital measure calculated based on Total capital divided by risk-weighted assets.

(7)	Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by average assets, after certain adjustments.

(8)	TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets.

(9)	Includes impact of related deferred taxes.

(10)	Includes related surplus.

(11)
As of January 1, 2015, we changed our accounting principle from a gross basis of presentation to a net basis, for presenting qualifying derivative assets and liabilities, as well as the related right to reclaim cash collateral or obligation to return cash collateral. Prior period results, excluding regulatory ratios, have been recast to conform to this presentation.

(12)	Amounts presented are net of tax.

(13)	Amounts based on transition provisions for regulatory capital deductions and adjustments of 20% for 2014 and 40% for 2015.